UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 5, 2009

NATIONAL TAX CREDIT INVESTORS II

(Exact name of Registrant as specified in its charter)

            California                0-20610                 93-1017959

      (State or other jurisdiction (Commission            (I.R.S. Employer

           of incorporation)        File Number)        Identification Number)

55 Beattie Place

Post Office Box 1089

Greenville, South Carolina 29602

(Address of principal executive offices)

(864) 239-1000

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

National Tax Credit Investors II, a California limited partnership (the “Registrant”), holds a 99% limited partnership interest in Quivira Place Associates, L.P., a Kansas limited partnership, (“Quivira Place”). On August 5, 2009, Quivira Place sold its sole investment property to a third party, Firmus Quivira Place, L.P., a Kansas limited partnership (“Purchaser”), for a gross sales price of $6,250,000.  The Registrant will not receive any proceeds from the sale of the Quivira Place property as the liabilities of Quivira Place exceed the sales price received.  The Registrant had no investment balance in Quivira Place at December 31, 2008 and March 31, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL TAX CREDIT INVESTORS II

By:  National Partnership Investments Corp.

General Partner

By:  /s/Steven D. Cordes

Steven D. Cordes

Vice President

  Date: August 11, 2009